SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 27, 2005
(Date of earliest event reported)	April 26, 2005

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD

On April 26, 2005, ONEOK, Inc. announced that it will present at the American Gas Association Financial Forum in New Orleans on Monday, May 2, 2005, beginning at 1:55 p.m. Central Time.

The presentation will be conducted by David Kyle, chairman, president and chief executive officer of ONEOK, Inc. and Jim Kneale, executive vice president - finance and administration and chief financial officer of ONEOK, Inc. The presentation will be webcast and the webcast will be accessible at the ONEOK Web site at www.oneok.com. A replay of the webcast will be archived for ninety days.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 Press release issued by ONEOK, Inc. dated April 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	April 26, 2005	By:	/s/ Jim Kneale
Jim Kneale
Executive Vice President -- Finance and Administration
and Chief Financial Officer
(Principal Financial Officer)